Exhibit 99.1

FOR FURTHER INFORMATION CONTACT:

Paul Vincent, VP of Treasury and Investor

Relations, (713) 654-2200

1001 Louisiana St., Suite 2900

Houston, TX 77002

NYSE: SPN

OTCQX: SPNV

SUPERIOR ENERGY SERVICES ANNOUNCES:

Reverse stock split

Resumption of trading on the New York Stock Exchange under ticker symbol of “SPN”

Houston, December 18, 2019 – Superior Energy Services, Inc. (“Superior” or the “Company”) (NYSE: SPN; OTCQX: SPNV) today announced that at a special meeting of stockholders of the Company held on December 18, 2019, its stockholders voted to approve a proposal authorizing the Board of Directors of the Company to effect a reverse stock split of Superior’s issued and outstanding common stock (the “Reverse Stock Split”) and to proportionately reduce the number of the Company’s authorized shares of common stock (the “Authorized Share Reduction”). Following the special meeting of stockholders, the Board of Directors approved a 1-for-10 Reverse Stock Split. A Certificate of Amendment to the Company’s Restated Certificate of Incorporation was filed with the Delaware Secretary of State. The Reverse Stock Split and the Authorized Share Reduction will take effect at 5 p.m. Eastern Standard Time on December 18, 2019 (“Effective Date”).

Previously, the New York Stock Exchange (the “NYSE”) suspended trading of the Company’s common stock on the NYSE on September 26, 2019 and commenced delisting proceedings due to the “abnormally low” per share price of the Company’s common stock. The Company appealed the NYSE’s determination and began trading on the OTCQX Best Market. The Company expects that the NYSE staff will formally withdraw the delisting determination and pending appeal so that the common stock can resume trading on the NYSE under the ticker symbol “SPN” with a new CUSIP number of 868157306. The Company expects that its common shares will resume trading on the NYSE at market open on December 26, 2019.

The Reverse Stock Split will reduce the number of shares outstanding and is expected to increase the per share trading price of the common stock, which may improve marketability and facilitate its trading. As a result of the Reverse Stock Split, each 10 pre-split shares of common stock outstanding will automatically combine and convert to one issued and outstanding share of common stock without any action on the part of the stockholder. No fractional shares of common stock will be issued as a result of the reverse split. Instead, any stockholder who would have been entitled to a fractional share will receive cash payments in lieu of such fractional shares. The Reverse Stock Split will not affect any stockholder’s percentage of common stock, except to the stockholder receives cash payment in lieu of fractional shares. The number outstanding common shares will be reduced from approximately 146.8 million to approximately 14.6 million shares. The total number of shares that the Company is authorized to issue has also been reduced by the same ratio.

Additional information about the reverse split, including the reasons therefor, can be found in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on November 22, 2019.

About Superior Energy Services

Superior Energy Services (NYSE: SPN; OTCQX: SPNV) serves the drilling, completion and production-related needs of oil and gas companies worldwide through a diversified portfolio of specialized oilfield services and equipment that are used throughout the economic life cycle of oil and gas wells. For more information, visit: www.superiorenergy.com.

This press release contains, and future oral or written statements or press releases by us and our management may contain, certain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact regarding the Company’s financial position, financial performance, liquidity, strategic alternatives, market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of our management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by our management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties that could cause our actual results to differ materially from such statements. Such risks and uncertainties include, but are not limited to: the conditions in the oil and gas industry, especially oil and natural gas prices and capital expenditures by oil and gas companies; our outstanding debt obligations and the potential effect of limiting our ability to fund future growth and operations and increasing our exposure to risk during adverse economic conditions; necessary capital financing may not be available at economic rates or at all; volatility of our common stock; operating hazards, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage for which we may have limited or no insurance coverage or indemnification rights; we may not be fully indemnified against losses incurred due to catastrophic events; claims, litigation or other proceedings that require cash payments or could impair our financial condition; credit risk associated with our customer base; the effect of regulatory programs (including regarding worker health and safety laws) and environmental matters on our operations or prospects, including the risk that future changes in the regulation of hydraulic fracturing could reduce demand for our pressure pumping and fluid management services, or that future changes in climate change legislation could result in increased operating costs or reduced commodity demand globally; the impact that unfavorable or unusual weather conditions could have on our operations; the potential inability to retain key employees and skilled workers; political, legal, economic and other risks and uncertainties associated with our international operations; laws, regulations or practices in foreign countries could materially restrict our operations or expose us to additional risks; potential changes in tax laws, adverse positions taken by tax authorities or tax audits impacting our operating results; changes in competitive and technological factors affecting our operations; risks associated with the uncertainty of macroeconomic and business conditions worldwide; not realizing the benefits of acquisitions or divestitures; our operations may be subject to cyber-attacks that could have an adverse effect on our business operations; counterparty risks associated with reliance on key suppliers; challenges with estimating our potential liabilities related to our oil and natural gas property; and risks associated with potential changes of Bureau of Ocean Energy Management security and bonding requirements for offshore platforms. These risks and other uncertainties related to our business are described in our periodic reports filed with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after such statements are made, including for example the market prices of oil and gas and regulations affecting oil and gas operations, which we cannot control or anticipate. Further, we may make changes to our business strategies and plans (including our capital spending and capital allocation plans) at any time and without notice, based on any changes in the above-listed factors, our assumptions or otherwise, any of which could or will affect our results. For all these reasons, actual events and results may differ materially from those anticipated, estimated, projected or implied by us in our forward-looking statements. We undertake no obligation to update any of our forward-looking statements for any reason, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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